FIRST AMERICAN INVESTMENT FUNDS, INC.
Short Tax Free Fund
Prospectus Supplement dated July 9, 2010
This information supplements the Tax Free Income Funds Prospectus dated October 28, 2009. Please retain this supplement for future reference.
The changes to the sales charge schedule for Short Tax Free Fund, reflected in this supplement, apply only to purchases of the fund’s shares made on or after July 19, 2010.
The following replaces footnote 3 to the “Shareholder Fees” table for Short Tax Free Fund on page 16:

[3]	Investors may qualify for reduced sales charges. Investments of $1 million or more ($250,000 or more for Short Tax Free Fund) on which no front-end sales charge (FESC) is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1% (up to 0.60% for Short Tax Free Fund).
The following replaces footnote 2 to the “Class Share Overview” table on page 21:

[2]	Class A share investments of $1 million or more ($250,000 or more for Short Tax Free Fund) on which no FESC is paid may be subject to a CDSC of up to 1% (up to 0.60% for Short Tax Free Fund).
The following replaces the sales charge information for Short Tax Free Fund presented in the table under “Determining Your Share Price — Class A Shares” on pages 21-22:
     Short Tax Free Fund

	Sales Charge
Purchase Amount	As a % of Offering Price	As a % of Net Amount Invested
Less than $50,000	2.25%	2.30%
$50,000 - $99,999	2.00%	2.04%
$100,000 - $249,999	1.25%	1.27%
$250,000 and over	0.00%	0.00%
The following replaces the first paragraph under “Letter of Intent” on page 22:
If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A or Class C shares of one or more First American Funds, other than the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a CDSC of up to 1% (up to 0.60% for Short Tax Free Fund). See “Class A Share Investments of Over $1 Million” below.
FAIF-TFPRO

The following replaces the first paragraph under “Class A Share Investments of Over $1 Million” on page 23:
There is no initial sales charge on Class A share purchases of $250,000 or more for Short Tax Free Fund and $1 million or more for each other fund (including purchases that reach such levels as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% (up to 0.60% for Short Tax Free Fund) on your purchase. If such a commission is paid, you will be assessed a CDSC of up to 1% (up to 0.60% for Short Tax Free Fund) if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.
The following replaces the sales charge reallowance information for Short Tax Free Fund presented in the table under “Sales Charge Reallowance” on page 24:
     Short Tax Free Fund

Maximum Reallowance
Purchase Amount	as a % of Purchase Price
Less than $50,000	2.00%
$50,000 - $99,999	1.75%
$100,000 - $249,999	1.00%
$250,000 and over	0.00%
The following replaces the first two sentences under “Sales Commissions” on page 24:
There is no initial sales charge on Class A share purchases of $250,000 or more for Short Tax Free Fund and $1 million or more for each other fund. However, your financial intermediary may receive a commission of up to 1% (up to 0.60% for Short Tax Free Fund) on your purchase.